UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 21, 2004

LUCENT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11639 (Commission File Number)	22-3408857 (IRS Employer Identification No.)

600 Mountain Avenue,
Murray Hill, New Jersey (Address of principal executive offices)	07974 (Zip Code)

(908) 582-8500

(Registrant’s telephone number)

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE

Item 12. Results of Operations and Financial Condition.

On January 21, 2004, Lucent Technologies Inc. issued the press release attached as Exhibit 99.1, reporting its results for its first quarter of fiscal 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LUCENT TECHNOLOGIES INC.

Date: January 22, 2004	By:	/s/ Michael C. Keefe

	Title:	Michael C. Keefe
	Name:	Managing Corporate Counsel and
Assistant Secretary

EXHIBIT INDEX

Exhibits:
Exhibit 99.1	Press release issued by Lucent Technologies Inc. on January 21, 2004, reporting its results for its first quarter of fiscal 2004.